--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                                     New England
                                                           Strategic Income Fund

                                                               [graphic omitted]

                                                                     Where
                                                                    The Best
                                                                     Minds
                                                                    Meet(R)

-----------------
DECEMBER 31, 1998
-----------------

                                                                   FEBRUARY 1999
--------------------------------------------------------------------------------

[Photo of Bruce R. Speca]

"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's 500 Stock Index --a market value-weighted, unmanaged index of common stock prices for 500 selected stocks -- came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Brice R/ Speca

    Bruce R. Speca
    President and CEO

Progress on the Y2K Front
-------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

-------------------------------------------------------------------------------
                        NEW ENGLAND STRATEGIC INCOME FUND
-------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
-------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in New England Strategic Income Fund's Class A shares since inception on 5/1/95 compared to the Lehman Aggregate Bond Index(4). The data points are as follows:]

--------------------------------------------------------------------------------
               MAY 1995 (FUND'S INCEPTION) THROUGH DECEMBER 1998

                                                   With        Lehman
                                       Net        Maximum     Aggregate
                                      Asset       Sales         Bond
                                     Value(1)    Charge(2)     Index(4)
--------------------------------------------------------------------------------
             5/1/95                  $10,000      $9,550      $10,000
               6/95                  $10,015      $9,564      $10,463
              12/95                  $11,027     $10,530      $11,123
               6/96                  $11,380     $10,868      $10,989
              12/96                  $12,628     $12,060      $11,527
               6/97                  $13,385     $12,783      $11,883
              12/97                  $13,806     $13,184      $12,639
               6/98                  $14,141     $13,505      $13,136
              12/98                  $13,567     $12,957      $13,737


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss when shares are sold. Class B and C share performance will vary based on differences in fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
                        NEW ENGLAND STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98
--------------------------------------------------------------------------------
CLASS A (Inception 5/1/95)                  1 YEAR        SINCE INCEPTION
   Net Asset Value(1)                        -1.7%             8.7%
   With Max. Sales Charge(2)                 -6.1              7.3
--------------------------------------------------------------------------------
Class B (Inception 5/1/95)                  1 YEAR        SINCE INCEPTION
   Net Asset Value(1)                        -2.5%             7.9%
   With CDSC(3)                              -6.7              7.3
--------------------------------------------------------------------------------
Class C (Inception 5/1/95)                  1 YEAR        SINCE INCEPTION
   Net Asset Value(1)                        -2.5%             7.8%
   With CDSC(3)                              -3.3              7.8
--------------------------------------------------------------------------------
                                                           SINCE FUND'S
COMPARATIVE PERFORMANCE                     1 YEAR          INCEPTION
   Lehman Aggregate Bond Index(4)             8.7%             9.0%
   Lipper Multi-Sector Income Average(5)      1.3              8.5
   Morningstar Multisector Bond Average(6)    1.2              8.4
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. All performance assumes reinvestment of distributions. The Fund waived certain fees and expenses during the period indicated and, therefore, its average total return would have been lower had these fees and expenses not been waived.

    NOTES TO CHARTS

(1) Net Asset Value (NAV) performance -- assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance -- assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sale Charge (CDSC) performance for Class B shares assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.

(4) Lehman Aggregate Bond Index is a market-weighted, aggregate index that includes nearly all debt issued by the U.S. Treasury, U.S. Government agencies and U.S. corporations rated investment-grade, and U.S. agency debt backed by mortgage pools. Since inception returns are calculated from 4/30/95.

(5) Lipper Multi-Sector Income Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Since inception returns are calculated from 4/30/95.

(6) Morningstar Multisector Bond Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc., an independent mutual fund ranking service. Since inception returns are calculated from 4/30/95.

--------------------------------------------------------------------------------
                        NEW ENGLAND STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

[Photo of Dan Fuss]
{Photo of Kathleen Gaffney]

Dan Fuss,
Kathleen Gaffney
Loomis, Sayles & Company, L.P.


                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Q. How did New England Strategic Income Fund perform during the 12-month period that ended December 31, 1998?

The Fund saw its share of ups and downs during 1998 as bond investors in general contended with unusually turbulent conditions. The Fund's 1998 performance reflected the tough conditions in bond markets around the world. For the year, the total return for the Fund's Class A shares at net asset value was -1.7%, which included the reinvestment of distributions totaling $1.80 per share and a change in net asset value from $13.42 on December 31, 1997 to $11.37 on December 31, 1998. In comparison, the Lehman Aggregate Bond Index produced a total return of 8.7% and the Lipper Multi-Sector Income Average generated a 1.3% total return. Market turbulence aside, our opportunistic approach toward searching for long-term value tends to place the Fund's performance towards either the top or bottom of its class of comparable funds, as was the case in 1998. Though the Fund's total return for 1998 lagged that of its peers, the Fund performed remarkably well in the last quarter of the year.

Q.  What was the investment environment like in 1998?

Investment conditions in 1998 were exciting for bond investors. After the year's positive start characterized by relatively strong U.S. economic growth and low inflation, the investment environment became increasingly volatile. In August, Russia devalued its currency, exacerbating the existing economic and financial problems in emerging markets. A domino effect spread throughout world financial markets, as investors sought liquidity and high quality above all else. As a result, investors sold assets that carried even the lowest levels of risk -- blue chip, high-quality bonds, for example. As is often the case during periods of uncer- tainty, corporate bonds and emerging market debt -- all of which the Fund was invested in -- were particularly hard-hit. Treasury securities, favored for their relative safety, were the only fixed-income assets that fared well during this period of uncertainty.

Q.  How did you manage the Fund in the face of these challenges?

Market turbulence translated into falling bond prices, regardless of the fundamental investment characteristics of the underlying security -- but we viewed that situation as an opportunity. We jumped at the chance to identify hidden value, purchasing issues of quality companies at depressed prices and attractive yields -- these are the building blocks for future performance. In our estimation, it was a case of: same bonds, new prices. We carefully invested in what we viewed as bargain-priced bonds that offered investors twin opportunities: appetizing current yields now and good prospects for price gains down the road. We invested in some new issues and added to existing portfolio holdings.

Q.  How do changes in interest rates affect the Fund?

Generally speaking, bond prices and interest rates move in opposite directions. The longer a bond's duration -- a measure of interest rate sensitivity -- the more pronounced the effect of fluctuating interest rates on bond prices. Nevertheless, the movement of interest rates plays only an incidental role in the way we manage the Fund. We focus on selecting bonds that can overcome short-term volatility caused by shifting rates. Because we emphasize value, the Fund's bond selections tend to have longer durations and maturities. These undervalued longer-term bonds typically provide higher yields than their shorter-term counterparts and offer better opportunities for price appreciation over time. At the end of the period, the Fund's duration was 9.7 years and its average maturity was 16 years.


                                               PORTFOLIO COMPOSITION -- 12/31/98
--------------------------------------------------------------------------------
                                             % OF
                                          NET ASSETS
--------------------------------------------------------------------------------
 1.  YANKEES*                                35.6
--------------------------------------------------------------------------------
 2.  FOREIGN BONDS                           30.6
--------------------------------------------------------------------------------
 3.  CORPORATE BONDS                         24.2
--------------------------------------------------------------------------------
 4.  COMMON STOCKS/PREFERRED STOCKS           8.3
--------------------------------------------------------------------------------
 5.  CASH & CASH EQUIVALENTS                  0.8
--------------------------------------------------------------------------------
 6.  GOVERNMENT BONDS                         0.5
--------------------------------------------------------------------------------

                     AVERAGE PORTFOLIO MATURITY = 16.2 YEARS

* Yankees are U.S. dollar-denominated foreign bonds.

Portfolio composition is subject to change.

Q.  Where did you find the most opportunity?

We found attractive investments in several geographic areas and among different types of bonds. During the second half of the year, we slightly increased holdings of emerging market debt to more than half of the portfolio (by the end of the period). We focused on Asia and Latin America, where we invested in the corporate debt of what we consider to be foreign blue chip companies. Rating agencies, however, place a ceiling on corporate debt, so that no corporate issues can be rated higher than the country itself. As a result, many of the bonds in which we invested had relatively low quality ratings. Yet, viewed in the absence of a given country's macroeconomic outlook, these bonds could be considered investment-grade quality. In Asia, we emphasized bonds in the telecommunications and utilities sectors -- areas that we believe should benefit from economic recovery and infrastructure spending. In Latin America, we found value in sovereign debt, which are government bonds.

On the domestic side, we invested in selected high-yield and investment-grade bonds. The abundance of new high-yield issues in 1998 drove down prices. We found some of the best values in telecommunications and health care securities. Convertible bonds were also attractive as market volatility drove up the yields on these instruments to levels comparable to those on straight high-yield bonds. Among investment-grade bonds, the energy sector was especially attractive. By and large, investors avoided this sector given the relatively low levels of inflation and declining oil prices. However, we took advantage of what we considered attractive prices on quality energy companies that we believe are positioned to prosper when energy prices rebound from current lows.

Q.  How do you handle the currency risk associated with foreign securities?

About two-thirds of the foreign bonds in the Fund carry virtually no currency risk at all because they are denominated in U.S. dollars. These bonds, while issued by foreign entities, pay principal and interest in U.S. dollars. The majority of the Fund's currency exposure was to the Canadian dollar and the New Zealand dollar, both of which we viewed as undervalued and therefore potentially beneficial to the Fund.

Q. Roughly half of the portfolio was invested in high-yield, lower-grade bonds. Why were these bonds attractive?

High-yield bonds generally were yielding much more than Treasury bonds. We found that hefty yields on select high-yield bonds more than compensated investors for their credit risk. We took advantage of the disparity in yields, which had widened to levels not seen in more than ten years. At the end of the period, the portfolio had an average credit quality of BBB, reflecting its recent emphasis on lower-quality investments.

Q.  What is your outlook?

When the Federal Reserve Board lowered interest rates three times in the last quarter of 1998, it sent a message to world markets that it would act decisively to avoid a recession. As a result, confidence was restored, especially in the United States. We believe our opportunistic and patient style of investing is positioning the Fund to benefit from a turnaround in Asia and Latin America. Asia has made strides toward righting itself, while Korea and Thailand have started to show very positive signs in their financial markets. Confidence and recovery may be themes in the bond market during 1999. Because we took advantage of what we viewed as appealing investment opportunities during the most volatile periods, we think the portfolio is well positioned to benefit in a recovery, as we started to see in the final month of 1998. At the end of 1998, the demand for fixed-income securities rose, and we began to see an increased demand in the global bond markets. Looking ahead, we may increase the portfolio's exposure to investments and markets that tend to thrive as economic growth increases, such as corporate bonds and the bonds of developing nations. We think that buying these securities at low prices is the foundation of future performance.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes. The Fund may invest in foreign and emerging market securities, which can involve special risks. Investments in lower-rated, higher-yielding bonds may involve greater credit risk. See the Fund's prospectus for details.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1998

BONDS AND NOTES--89.9% OF TOTAL NET ASSETS

 FACE
 AMOUNT            DESCRIPTION                                              VALUE (A)
----------------------------------------------------------------------------------------
                   CONVERTIBLE BONDS--12.5%
                   AUTO PARTS--0.2%
$  1,150,000       Exide Corp., 144A, 2.900%, 12/15/2005 .................  $    674,188
                                                                            ------------
                   BIOTECHNOLOGY--0.1%
     350,000       Thermo Electroncorp, 144A, 4.250%, 1/01/2003 ..........       311,500
                                                                            ------------
                   CANADIAN ISSUER--0.1%
     500,000       Rogers Communications, Inc., 2.000%, 11/26/2005 .......       322,500
                                                                            ------------
                   COMPUTERS--0.8%
     827,000       Cray Research, Inc., 6.125%, 2/01/2011 ................       545,820
     100,000       Data General Corp., 6.000%, 5/15/2004 .................        96,500
     407,000       LTX Corp., 7.250%, 4/15/2011 ..........................       183,150
     883,000       Maxtor Corp., 5.750%, 3/01/2012 .......................       485,650
   1,000,000       Read Rite Corp., 6.500%, 9/01/2004 ....................       728,750
     450,000       S3 Inc., 5.750%, 10/01/2003 ...........................       316,688
     100,000       Telxon Corp., 5.750%, 1/01/2003 .......................        77,750
                                                                            ------------
                                                                               2,434,308
                                                                            ------------
                   ELECTRONICS--0.8%
     300,000       Edo Corp., 7.000%, 12/15/2011 .........................       224,625
     250,000       Integrated Device Technology, 5.500%, 6/01/2002 .......       175,000
   1,375,000       Kent Electronics Corp., 4.500%, 9/01/2004 .............     1,041,562
     750,000       Park Electrochemical Corp., 5.500%, 3/01/2006 .........       676,875
     155,000       Richardson Electronics, Ltd., 7.250%, 12/15/2006 ......       126,325
     150,000       Thermedics, Inc., Zero Coupon, 6/01/2003 ..............       100,500
   1,448,000       Zenith Electric, 6.250%, 4/01/2011 ....................       217,200
                                                                            ------------
                                                                               2,562,087
                                                                            ------------
                   ENERGY--0.0%
     125,000       NorAm Energy Corp., 6.000%, 3/15/2012 .................       120,000
                                                                            ------------
                   ENVIRONMENTAL--0.2%
     760,000       Air & Water Technologies Corp., 8.000%, 5/15/2015 .....       577,600
                                                                            ------------
                   FOREIGN ISSUES--5.7%
   1,750,000       Advanced Agro Public Co., 3.500%, 6/17/2001 ...........     1,487,500
   2,950,000       App Finance VII Mauritius, 3.500%, 4/30/2003 ..........     1,659,375
   4,075,000       Bangkok Bank Public, 3.250%, 3/03/2004 ................     1,609,625
   2,130,000       Banpu Public, 2.750%, 4/10/2003 .......................     1,544,250
   1,000,000       Burns Philp Treasury, 5.500%, 4/30/2004 ...............       430,000
   2,575,000       Empresas ICA Sociedad, 5.000%, 3/15/2004 ..............     1,596,500
     250,000       Inti Indorayon Utama, 7.000%, 5/02/2006 ...............        53,750
   2,250,000       Loxley, 2.500%, 4/04/2001 .............................       405,000
     250,000       Piltel, 1.750%, 7/17/2006 .............................       129,168
     975,000       Samsung Co., 0.250%, 6/26/2006 ........................       899,437
     250,000       Samsung Display Devices, 0.250%, 3/12/2006 ............       230,625
   2,575,000       Samsung Electronics Company, Ltd., Zero Coupon,
                     12/31/2007 ..........................................     2,304,625
   3,700,000       Sappi Bvi Finance, 7.500%, 8/01/2002 ..................     3,320,750
   1,130,000       Siam Commercial Bank, 3.250%, 1/24/2004 ...............       429,400
   1,000,000       Ssangyong Oil Refining Co, Ltd., 3.000%, 12/31/2004 ...       575,000
     650,000       Telekom Malaysia B, 4.000%, 10/03/2004 ................       481,000
     350,000       Total Access Communications, Public Ltd., 2.000%,
                    5/31/2006 ............................................       262,500
                                                                            ------------
                                                                              17,418,505
                                                                            ------------
                   HOME BUILDERS--0.1%
     500,000       Schuler Homes, Inc., 6.500%, 1/15/2003 ................       420,000
                                                                            ------------
                   INDUSTRIALS--0.1%
     525,000       Intevac, Inc., 6.500%, 3/01/2004 ......................       317,625
                                                                            ------------
                   INSURANCE--0.2%
     750,000       Loews Corp., 3.125%, 9/15/2007 ........................       596,250
                                                                            ------------
                   OIL & GAS--0.1%
     500,000       Baker Hughes, Inc., Zero Coupon, 5/05/2008 ............       325,000
                                                                            ------------
                   PHARMACEUTICAL--0.7%
     400,000       Centocor, Inc., 4.750%, 2/15/2005 .....................       421,500
     600,000       Dura Pharmaceuticals, Inc., 3.500%, 7/15/2002 .........       423,000
     575,000       Glycomed, Inc., 7.500%, 1/01/2003 .....................       460,000
   1,098,000       Nabi, 6.500%, 2/01/2003 ...............................       713,700
                                                                            ------------
                                                                               2,018,200
                                                                            ------------
                   REAL ESTATE--0.2%
     250,000       Federal Realty Investor Trust, 5.250%, 10/28/2003 .....       233,125
     500,000       Sizeler Property Investments, Inc., 8.000%, 7/15/2003 .       470,000
                                                                            ------------
                                                                                 703,125
                                                                            ------------
                   RESTAURANTS--0.7%
   2,550,000       Boston Chicken, Inc., 4.500%, 2/01/2004 (d) ...........        89,250
   1,000,000       Boston Chicken, Inc., Zero Coupon, 6/01/2015 (d) ......         7,500
   1,000,000       Einstein/Noah Bagel Corp., 7.250%, 6/01/2004 ..........       550,000
   4,445,000       Shoneys, Inc., Zero Coupon, 4/11/2004 .................     1,111,250
     750,000       TPI Enterprises, Inc., 8.250%, 7/15/2002 ..............       465,000
                                                                            ------------
                                                                               2,223,000
                                                                            ------------
                   RETAIL -- SPECIALTY--0.0%
      96,000       Bell Sports Corp., 4.250%, 11/15/2000 .................        72,960
     275,000       CML Group, Inc., 5.500%, 1/15/2003 (d) ................        13,750
                                                                            ------------
                                                                                  86,710
                                                                            ------------


                   SEMI-CONDUCTORS--0.5%
     325,000       Cirrus Logic, Inc., 6.000%, 12/15/2003 ................       237,656
     250,000       Cypress Semiconductor Corp., 6.000%, 10/01/2002 .......       215,625
   1,150,000       Lam Research Corp., 5.000%, 9/01/2002 .................       902,750
                                                                            ------------
                                                                               1,356,031
                                                                            ------------
                   TELECOMMUNICATION--1.7%
   3,910,000       Broadband Technologies, Inc., 5.000%, 5/15/2001 .......     1,485,800
   2,500,000       Intermedia Communications, Inc., 8.600%, 6/01/2008 ....     2,387,500
     500,000       Phycor, Inc., 4.500%, 2/15/2003 .......................       279,375
   3,000,000       Western Digital Corp., Zero Coupon, 2/18/2018 .........       907,500
                                                                            ------------
                                                                               5,060,175
                                                                            ------------
                   TEXTILE--0.1%
     306,000       Dixie Group, Inc., 7.000%, 5/15/2012 ..................       226,440
                                                                            ------------
                   TRUCKING & FREIGHT FORWARDING--0.2%
   1,000,000       Builders Transport, Inc., 8.000%, 8/15/2005 (d) .......         1,250
     200,000       Builders Transport, Inc., 6.500%, 5/01/2011 (d) .......           250
     500,000       Preston Corp., 7.000%, 5/01/2011 ......................       381,250
     424,000       Worldway Corp., 6.250%, 4/15/2011 .....................       339,200
                                                                            ------------
                                                                                 721,950
                                                                            ------------
                   Total Convertible Bonds (Identified Cost $52,852,308) .    38,475,194
                                                                            ------------
                   NON-CONVERTIBLE BONDS--77.4%
                   BROADCASTING--0.8%
     250,000       CBS, Inc., 7.125%, 11/01/2023 .........................       253,323
   3,500,000       Fox Family Worldwide, Inc., 0/10.250%, 11/01/2007 (c) .     2,205,000
                                                                            ------------
                                                                               2,458,323
                                                                            ------------
                   CANADIAN--22.4%
   2,868,000       Alberta Province Canada, 5.930%, 9/16/2016, (CAD) .....     1,990,626
  11,250,000       British Columbia, Zero Coupon, 11/19/2027, (CAD) ......     1,425,137
   9,775,000       British Columbia Province, Zero Coupon, 8/19/2022,
                     (CAD) ...............................................     1,668,353
  12,525,000       Canada Government, Zero Coupon, 6/01/2021, (CAD) ......     2,543,455
  84,475,000       Canada Government, Zero Coupon, 6/01/2025, (CAD) ......    14,020,488
   4,500,000       Clearnet Communications, Inc, 0/11.750%, 8/13/2007,
                     (CAD) (c) ...........................................     1,800,529
   5,000,000       Hydro Quebec, Zero Coupon, 8/15/2020, (CAD) ...........       897,407
   9,950,000       International Semi-Tech, 11.500%, 8/15/2003, (CAD) ....       820,875
   2,345,000       Microcell Telecommunications, 0/11.125%, 10/15/2007,
                     (CAD) (c) ...........................................       842,533
   2,500,000       New Brunswick F M Project, Inc, 0/6.470%, 11/30/2027,
                     (CAD) (c) ...........................................     1,339,414
  15,300,000       Ontario Hydro, Zero Coupon, 10/15/2021, (CAD) .........     2,749,362
     750,000       Ontario Province, Zero Coupon, 7/13/2022, (CAD) .......       129,800
  12,600,000       Ontario Province, Zero Coupon, 6/02/2027, (CAD) .......     1,659,697
   8,800,000       Ontario Province, Zero Coupon, 3/08/2029, (CAD) .......     1,041,364
   5,000,000       Province of British Columbia, Zero Coupon, 8/23/2013,
                     (CAD) ...............................................     1,433,009
  18,505,000       Province of British Columbia, Zero Coupon, 9/05/2020,
                     (CAD) ...............................................     3,529,344
  17,900,000       Province of British Columbia, Zero Coupon, 6/09/2022,
                     (CAD) ...............................................     3,089,001
  35,000,000       Province of British Columbia, Zero Coupon, 8/23/2024,
                     (CAD) ...............................................     5,328,880
   7,950,000       Province of Manitoba, 6.500%, 9/22/2017, (CAD) ........     5,790,600
  11,649,000       Province of Manitoba, 7.750%, 12/22/2025, (CAD) .......     9,810,561
  17,135,000       Province of Manitoba, Zero Coupon, 3/05/2031, (CAD) ...     1,845,919
   3,500,000       Saskatchewan Province, Zero Coupon, 4/10/2014, (CAD) ..       975,144
   9,605,000       Saskatchewan Province, Zero Coupon, 5/30/2025, (CAD) ..     1,428,954
   3,750,000       Saskatchewan Province, 5.75%, 3/05/2029 (CAD) .........     2,472,972
                                                                            ------------
                                                                              68,633,424
                                                                            ------------
                   ELECTRIC UTILITIES--0.4%
   1,450,000       National Power Corp., 9.625%, 5/15/2028 ...............     1,189,000
                                                                            ------------
                   ELECTRONICS--1.1%
     775,000       Pioneer Standard Electronics, Inc., 8.500%, 8/01/2006 .       758,396
   2,250,000       Westinghouse Electric Corp., 7.875%, 9/01/2023 ........     2,495,835
                                                                            ------------
                                                                               3,254,231
                                                                            ------------
                   ENERGY--0.5%
   2,175,000       Chesapeake Energy Corp., 7.875%, 3/15/2004 ............     1,566,000
                                                                            ------------
                   ENTERTAINMENT--1.8%
   5,400,000       Time Warner, Inc., 6.875%, 6/15/2018 ..................     5,656,824
                                                                            ------------
                   FINANCE & BANKING--1.4%
   3,850,000       Keycorp Institutional Capital, 7.826%, 12/01/2026 .....     4,216,058
                                                                            ------------
                   FOOD & BEVERAGES--3.5%
   2,000,000       Borden, Inc., 7.875%, 2/15/2023 .......................     1,772,180
   3,000,000       RJR Nabisco, Inc., 8.750%, 8/15/2005 ..................     3,027,210
   5,665,000       RJR Nabisco, Inc., 9.250%, 8/15/2013 ..................     5,824,526
                                                                            ------------
                                                                              10,623,916
                                                                            ------------
                   FOREIGN ISSUES--28.8%
   2,000,000       Banco Central Costa, 6.250%, 5/21/2010 ................     1,700,000
   5,150,000       Bangkok Sentral Ng Philipinas, 8.600%, 6/15/2027 ......     4,332,437
   1,500,000       Bangkok Bank Public, Ltd., 144A, 8.250%, 3/15/2016 ....       832,875
   6,975,000       Bangkok Bank Public, Ltd., 144A, 8.375%, 1/15/2027 ....     4,045,500
   3,000,000       Barak I T C International, 144A, 0/12.500%,
                     11/15/2007, (c) .....................................     1,500,000
     799,468       Centragas, 144A, 10.650%, 12/01/2010 ..................       679,548
   2,365,000       Enersis S.A., 7.400%, 12/01/2016 ......................     1,962,198
   2,500,000       Espirito Santo Centrais Eletri, 10.000%, 7/15/2007 ....     1,531,250
   1,250,000       Export Import Bank Korea, 6.375%, 2/15/2006 ...........     1,065,046
   3,945,018       Federal Republic of Brazil, 8.000%, 4/15/2014 .........     2,347,286
  15,008,000       Federal Republic of Brazil, 10.125%, 5/15/2027 ........    10,092,880
   2,000,000       Hyundai Motor Co., 144A, 7.600%, 7/15/2007 ............     1,570,000
     500,000       Indah Kiat Finance Mauritius, Ltd., 10.000%, 7/01/2007        270,000
     500,000       Industrial Finance Corp Thailand, 144A, 7.375%,
                     1/142007 ............................................       413,115
   6,500,000       Korea Electric Power Corp, 7.750%, 4/01/2013 ..........     5,443,100
   3,662,920       Korea Electric Power Corp, 7.400%, 4/01/2016 ..........     3,017,769
   6,800,000       Pan Pacific Industrial Investment plc, 144A, Zero
                     Coupon, 4/28/2007 ...................................     2,364,972
   1,585,000       Perez Companc S.A., 144A, 8.125%, 7/15/2007 ...........     1,390,837
   1,000,000       Petroleos Mexicanos, 9.250%, 3/30/2018 ................       805,000
   4,350,000       Petroleos Mexicanos, 9.500%, 9/15/2027 ................     3,269,025
   3,000,000       Petroleos Mexicanos, 144A, 8.625%, 12/01/2023 .........     2,160,000
   1,250,000       Philippine Long Distance Telephone Company, 8.350%,
                     3/06/2017 ...........................................       940,855
   2,700,000       Pindo Deli Finance Mauritius, Ltd., 10.750%, 10/01/2007     1,468,125
   2,650,000       Pindo Deli Finance Mauritius, Ltd., 11.750%, 10/01/2017     1,298,500
   3,000,000       Pindo Deli Finance Mauritius, Ltd., 10.875%, 10/01/2027     1,440,000
     250,000       Pohang Iron & Steel, Ltd., 6.625%, 7/01/2003 ..........       212,500
     500,000       Pohang Iron & Steel, Ltd., 7.125%, 11/01/2006 .........       411,920
   3,500,000       Pycsa Panama S.A., 144A, 10.280%, 12/15/2012 ..........     2,730,000
   2,750,000       Quezon Power Philippines Co, 8.860%, 6/15/2017 ........     1,870,000
     940,000       Republic of Argentina, 6.188%, 3/31/2005, (e) .........       799,000
   2,263,311       Republic of Ecuador, 6.625%, 2/27/2015 (g) ............       916,867
     600,000       Republic of Peru, 3.250%, 3/07/2017 ...................       339,378
   9,000,000       Republic of Venezuela, 9.250%, 9/15/2027 ..............     5,490,000
   2,500,000       Samsung Electronics, Ltd. 144A, 7.700%, 10/01/2027 ....     1,687,500
   2,850,000       Siam Commercial Bank Public, Ltd. 144A, 7.500%,
                    3/15/2006 ............................................     1,396,500
   2,500,000       Tata Electric Cos.,144A, 8.500%, 8/19/2017 ............     1,893,750
   1,750,000       Telekom Malaysia B, 7.875%, 8/01/2025 .................     1,133,388
   2,250,000       Tenaga Nasional Berhad, 7.500%, 11/01/2025 ............     1,189,215
   4,500,000       TFM S.A., 0/11.750%, 6/15/2009, (c) ...................     2,475,000
   2,175,000       Thai Farmers Bank plc, 8.250%, 8/21/2016 ..............     1,222,829
   6,625,000       Tjiwi Kimia Mauritius, Ltd, 10.000%, 8/01/2004 ........     3,478,125
   4,275,000       Total Access Communications Public Ltd., 144A, 8.375%,
                     11/04/2006 ..........................................     2,907,000
   3,000,000       Total Access Communications Public Ltd.144A, 7.625%,
                     11/04/2001 ..........................................     2,160,000
                                                                            ------------
                                                                              88,253,290
                                                                            ------------
                   FOREIGN DENOMINATED--8.7%
  34,000,000       Federal National Mortgage Association, Zero Coupon,
                     10/29/2007, (NZD) ...................................    10,103,031
  24,300,000       International Bank of Reconstruction & Development,
                     Zero Coupon, 8/20/2007, (NZD) .......................     7,499,448
   2,600,000       New Zealand Government, 8.000%, 11/15/2006, (NZD) .....     1,587,034
     825,000       New Zealand Government, 7.000%, 7/15/2009, (NZD) ......       485,996
  23,100,000       Republic of South Africa, 12.500%, 12/21/2006, (ZAR) ..     3,262,856
  17,650,000       Republic of South Africa, 13.000%, 8/31/2010, (ZAR) ...     2,539,053
   9,500,000       Republic of South Africa, 13.500%, 9/15/2015, (ZAR) ...     1,397,510
                                                                            ------------
                                                                              26,874,928
                                                                            ------------
                   U.S. GOVERNMENT--0.5%
   5,000,000       United States Treasury Bonds Strip, Principal Only,
                     9/15/2020 ...........................................     1,507,450
                                                                            ------------
                   HEALTH CARE -- SERVICES--0.4%
     500,000       Columbia/HCA Healthcare Corp., 7.500%, 12/15/2023 .....       448,890
     820,000       Columbia/HCA Healthcare Corp., 7.050%, 12/01/2027 .....       693,244
                                                                            ------------
                                                                               1,142,134
                                                                            ------------
                   INDUSTRIALS--0.8%
   2,500,000       Seagate Technology, 7.450%, 3/01/2037 .................     2,422,125
                                                                            ------------
                   LIMITED PARTNERSHIP--0.0%
      32,000       Boston Celtics Limited Partnership, Ltd., 6.000%,
                     6/30/2038 ...........................................        19,000
                                                                            ------------
                   OIL & GAS/EXPLORATION & PRODUCTION--0.1%
     250,000       Chesapeake Energy Corp., 9.625%, 5/01/2005 ............       192,500
                                                                            ------------
                   RETAIL -- DEPARTMENT STORE--1.8%
   1,250,000       Bradlees, Inc., 9.250%, 3/01/2003, (d) (f) ............         9,375
     250,000       Dillon Read Structured Finance Corp., 8.550%, 8/15/2019       242,188
     822,396       Dillon Read Structured Finance Corp., 6.660%, 8/15/2010       776,391
   3,500,000       Kmart Corp., 7.950%, 2/01/2023 ........................     3,508,750
     250,000       Kmart Funding Corp., 9.440%, 7/01/2018 ................       266,782
   1,000,000       Woolworth Corp., 8.500%, 1/15/2022 ....................       849,380
                                                                            ------------
                                                                               5,652,866
                                                                            ------------
                   RETAIL -- GROCERY--0.2%
   6,695,000       Penn Traffic Co., 9.625%, 4/15/2005 ...................       535,600
                                                                            ------------
                   TELECOMMUNICATION--3.9%
   7,500,000       Arch Communications Group, Inc., 0/10.875%, 3/15/2008,
                     (c) .................................................     4,425,000
   1,000,000       Century Communications Corp., 8.375%, 11/15/2017 ......     1,067,500
   2,375,000       Dolphin Telecom Euro, 0/11.625%, 6/01/2008, (XEU) (c) .       890,973
   5,375,000       Nextel Communications, Inc., 0/9.750%, 10/31/2007, (c)      3,278,750
   2,000,000       RCN Corp., 0/9.800%, 2/15/2008, (c) ...................     1,090,000
   2,500,000       Teligent Inc., 144A, 11.500%, 3/01/2008, (c) ..........     1,237,500
                                                                            ------------
                                                                              11,989,723
                                                                            ------------
                   TEXTILE--0.1%
     250,000       Fruit of the Loom, Inc., 7.375%, 11/15/2023 ...........       222,408
     250,000       Phillips Van Heusen Corp., 7.750%, 11/15/2023 .........       223,930
                                                                            ------------
                                                                                 446,338
                                                                            ------------
                   TRANSPORTATION--0.2%
     800,000       Hvide Marine, Inc., 8.375%, 2/15/2008 .................       640,000
      66,000       Missouri Pacific Railroad Co., 4.250%, 1/01/2005 ......        59,936
                                                                            ------------
                                                                                 699,936
                                                                            ------------
                   UTILITIES--0.0%
     229,301       Mobile Energy Services Co. LLC, 8.665%, 1/01/2017 .....        60,765
                                                                            ------------
                   Total Non-Convertible Bonds (Identified Cost
                     $260,491,658) .......................................   237,394,431
                                                                            ------------

COMMON STOCKS--6.0%

     SHARES
----------------------------------------------------------------------------------------
                   COMPUTERS--0.0%
     150,150       Streamlogic Corp. (d) (f) .............................           150
         693       Streamlogic Corp., Warrants ...........................             0
                                                                            ------------
                                                                                     150
                                                                            ------------
                   ENERGY--0.1%
     192,550       Chesapeake Energy Corp. ...............................       168,481
                                                                            ------------
                   FOREIGN ISSUES--1.6%
      25,300       Philippine Long Distance (GDR) ........................     1,201,750
      80,230       Sappi Ltd. ............................................     3,149,028
     260,000       Total Access Communications Public Ltd. ...............       447,200
                                                                            ------------
                                                                               4,797,978
                                                                            ------------
                   FOREIGN DENOMINATED--0.8%
   6,786,500       Indah Kiat Paper (IDR) ................................     1,845,080
   1,039,900       Siam Commercial Bank plc (THB) ........................       622,223
                                                                            ------------
                                                                               2,467,303
                                                                            ------------
                   REAL ESTATE--3.0%
     162,900       Associated Estates Realty Corp. .......................     1,924,256
     174,050       Berkshire Realty Company, Inc. ........................     1,653,475
     151,600       Developers Diversified Realty .........................     2,690,900
     108,200       Simon Property Group, Inc. ............................     3,083,700
                                                                            ------------
                                                                               9,352,331
                                                                            ------------
                   RESTAURANTS--0.5%
     245,173       Advantica Restaurant Group Inc. .......................     1,517,008
                                                                            ------------
                   Total Common Stocks (Identified Cost $25,833,787) .....    18,303,251
                                                                            ------------
PREFERRED STOCKS--2.3%

       SHARES               DESCRIPTION                                        VALUE(A)
----------------------------------------------------------------------------------------
                   FOREIGN DENOMINATED--0.2%
 132,000,000       Sakura Finance (JPY) ..................................  $    581,626
                                                                            ------------
                   COMPUTERS--0.2%
      10,000       Unisys Corp., $3.750, 12/31/2049 ......................       587,500
                                                                            ------------
                   CONSTRUCTION MATERIALS--0.2%
      10,000       Owens Corning, 6.500%, 5/10/2025 ......................       498,750
                                                                            ------------
                   DOMESTIC OIL--0.0%
         500       Kelley Oil & Gas Corp., $2.625, 12/31/2049 ............         4,500
                                                                            ------------
                   ENERGY--0.2%
      25,000       Chesapeake Energy Corp. 144A, 7.000%, 12/31/2049 ......       267,188
      28,850       Chesapeake Energy Corp., 7.000%, 12/31/2049 ...........       308,334
       5,000       Western Gas Resources, Inc., $2.625, 12/31/2049 .......       182,813
                                                                            ------------
                                                                                 758,335
                                                                            ------------
                   REAL ESTATE--0.5%
       6,500       Camden Property Trust, $2.250, 12/31/2049 .............       153,969
     101,500       Meditrust .............................................     1,535,187
                                                                            ------------
                                                                               1,689,156
                                                                            ------------
                   STEEL--0.6%
      43,000       Bethleham Steel Corp., $3.500, 12/31/2049 .............     1,757,625
                                                                            ------------
                   TRUCKING & FREIGHT FORWARDING--0.4%
      38,000       Arkansas Best, $2.875, 12/31/2049 .....................     1,235,000
                                                                            ------------
                   Total Preferred Stocks (Identified Cost $8,295,723) ...     7,112,492
                                                                            ------------

SHORT TERM INVESTMENT--0.3%

        FACE
       AMOUNT
----------------------------------------------------------------------------------------
  $  888,000       Repurchase Agreement with State Street Bank & Trust Co.
                     dated 12/31/1998 at 4.000% to be repurchased at
                     $888,395 on 1/04/1999, collateralized by $665,000
                     U.S. Treasury Bond, at 8.125%, due 8/15/2019 valued
                     at $908,826 .........................................       888,000
                                                                            ------------
                   Total Short Term Investment (Identified Cost $888,000)        888,000
                                                                            ------------
                   Total Investments--98.5%
                     (Identified Cost $348,361,476)(b) ...................   302,173,368


                   Other assets less liabilities  ........................     4,638,401
                                                                            ------------
                   Total Net Assets--100% ................................  $306,811,769
                                                                            ============

(a) See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information:
    At December 31, 1998 the net unrealized depreciation on
      investments based on cost of $350,450,169 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in
      which there is an excess of value over tax cost ...............       $ 19,288,155
    Aggregate gross unrealized depreciation for all investments in
      which there is an excess of tax cost over value ...............        (67,564,956)
                                                                            ------------
    Net unrealized depreciation .....................................       $(48,276,801)
                                                                            ============
(c) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.
(d) Issuer filed petition under Chapter 11 of the Federal Bankruptcy
    Code.
(e) Variable or floating security. Rate disclosed is as of December
    31,1998.
(f) Non-income producing security.
(g) Pay in kind securities.


GDR - A Global Depository Receipt (GDR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

Rule 144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $30,221,973 or 9.9% of net assets.

CAD  -- Canadian Dollars        THB -- Thai Baht
IDR  -- Indonesian Rupiah       XEU -- European Currency Unit
JPY  -- Japanese Yen            ZAR -- South African Rand
NZD  -- New Zealand Dollars


TEN LARGEST GEOGRAPHIC CONCENTRATIONS OF INVESTMENTS AT DECEMBER 31, 1998
(UNAUDITED)


United States            32.9%            Mexico                     4.5%
Canada                   22.4%            Mauritius                  3.1%
Thailand                  6.7%            Philippines                2.8%
Korea                     4.8%            South Africa               2.4%
Brazil                    4.6%            British Virgin Islands     2.1%



                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998

ASSETS
  Investments at value (Identified cost $348,361,476) ......                           $302,173,368
  Cash .....................................................                                622,686
  Receivable for:
    Fund shares sold .......................................                                633,748
    Dividends and interest .................................                              5,234,290
    Unamortized organization expense .......................                                 15,165
                                                                                       ------------
                                                                                        308,679,257
LIABILITIES
  Payable for:
    Fund shares redeemed ...................................      $1,149,858
    Withholding Taxes  .....................................           3,907
    Dividends declared .....................................         395,863
  Accrued expenses:
    Management fees ........................................         167,418
    Deferred trustees' fees ................................          10,082
    Accounting and administrative ..........................           6,488
    Other  .................................................         133,872
                                                                  ----------
                                                                                          1,867,488
                                                                                       ------------
NET ASSETS .................................................                           $306,811,769
                                                                                       ============
  Net Assets consist of:
    Capital paid in ........................................                           $353,906,898
    Undistributed (overdistributed) net investment income ..                               (530,252)
    Accumulated net realized gains (losses) ................                               (372,894)
    Unrealized appreciation (depreciation) on investments
      and foreign currency transactions ....................                            (46,191,983)
                                                                                       ------------
NET ASSETS .................................................                           $306,811,769
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($127,306,238 divided by 11,196,187 shares of beneficial
    interest) ..............................................                                 $11.37
                                                                                             ======
Offering price per share (100/95.50 of $11.37) .............                                 $11.91*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($134,048,912 divided by 11,790,916 shares of beneficial
    interest) ..............................................                                 $11.37**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($45,456,619 divided by 4,001,830 shares of beneficial
    interest) ..............................................                                 $11.36**
                                                                                             ======
 * Based upon single purchases of less than $100,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1998

INVESTMENT INCOME
  Dividends (net of foreign taxes of: $16,352) ............                            $  2,122,923
  Interest ................................................                              30,215,436
                                                                                       ------------
                                                                                         32,338,359
  Expenses
    Management fees .......................................      $ 2,142,686
    Service fees - Class A ................................          354,155
    Service and distribution fees - Class B ...............        1,458,912
    Service and distribution fees - Class C ...............          528,954
    Trustees' fees and expenses ...........................           21,213
    Accounting and administrative .........................           72,358
    Custodian .............................................          200,506
    Transfer agent ........................................          485,024
    Audit and tax services ................................           44,300
    Legal .................................................           15,413
    Printing ..............................................           71,945
    Registration ..........................................           96,268
    Amortization of organization expenses .................           13,584
    Miscellaneous .........................................           28,783
                                                                 -----------
  Total expenses ..........................................                               5,534,101
                                                                                       ------------
  Net investment income ...................................                              26,804,258
                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments - net .....................................       15,854,818
    Foreign currency transactions - net ...................         (125,025)
                                                                 -----------
  Total realized gain (loss) on investments and foreign
    currency transactions .................................       15,729,793
                                                                 -----------
  Unrealized appreciation (depreciation) on:

Investments - net .........................................      (51,599,445)

Foreign currency transactions - net .......................            6,670
                                                                -----------
  Total unrealized appreciation (depreciation) on
    investments and foreign currency transactions .........      (51,592,775)
                                                                 -----------
  Net gain (loss) on investment transactions ..............                             (35,862,982)
                                                                                      -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .....                           $  (9,058,724)
                                                                                      =============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------
                                                                   1997                   1998
                                                             ----------------       ----------------
FROM OPERATIONS
  Net investment income ...................................     $  20,199,833          $  26,804,258
  Net realized gain (loss) on investments and foreign
    currency transactions .................................         5,990,881             15,729,793
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions .........................        (2,630,247)           (51,592,775)
                                                                -------------          -------------
  Increase (decrease) in net assets from operations .......        23,560,467             (9,058,724)
                                                                -------------          -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................        (9,092,837)           (11,535,949)
    Class B ...............................................        (8,281,842)           (10,807,568)
    Class C ...............................................        (3,004,423)            (3,898,903)
  Net realized gain on investments
    Class A ...............................................        (1,533,527)            (7,605,426)
    Class B ...............................................        (1,552,256)            (7,994,311)
    Class C ...............................................          (601,199)            (2,721,854)
  In excess of net realized gain on investments
    Class A ...............................................                 0               (535,178)
    Class B ...............................................                 0               (562,543)
    Class C ...............................................                 0               (191,532)
                                                                -------------          -------------
                                                                  (24,066,084)           (45,853,264)
                                                                -------------          -------------
  Increase (decrease) in net assets derived from capital
    share transactions ....................................       131,926,275             14,420,035
                                                                -------------          -------------
  Total increase (decrease) in net assets .................       131,420,658            (40,491,953)

NET ASSETS
  Beginning of the year ...................................       215,883,064            347,303,722
                                                                -------------          -------------
  End of the year .........................................     $ 347,303,722          $ 306,811,769
                                                                =============          =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year .........................................     $    (411,696)         $    (530,252)
                                                                =============          =============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          CLASS A
                                                -------------------------------------------------------------
                                                 MAY 1,(A)                         YEAR ENDED
                                                  THROUGH                          DECEMBER 31,
                                                DECEMBER 31,          ---------------------------------------
                                                   1995                 1996           1997           1998
                                                  ------               ------         ------         ------
Net Asset Value, Beginning of the Period          $12.50               $12.99         $13.36         $13.42
                                                  ------               ------         ------         ------
Income From Investment Operations
Net Investment Income ..................            0.74                 1.05           1.01           1.05
Net Realized and Unrealized Gain (Loss)
  on Investments .......................            0.49                 0.73           0.21          (1.30)
                                                  ------               ------         ------         ------
Total From Investment Operations .......            1.23                 1.78           1.22          (0.25)
                                                  ------               ------         ------         ------
Less Distributions
Dividends From Net Investment Income ...           (0.73)               (1.05)         (1.01)         (1.05)
Distributions in Excess of Net
  Investment Income ....................           (0.01)                0.00           0.00           0.00
Distributions From Net Realized Capital
  Gains ................................            0.00                (0.36)         (0.15)         (0.70)
Distributions in Excess of Net Realized
  Capital Gains ........................            0.00                 0.00           0.00          (0.05)
                                                  ------               ------         ------         ------
Total Distributions ....................           (0.74)               (1.41)         (1.16)         (1.80)
                                                  ------               ------         ------         ------
Net Asset Value, End of the Period .....          $12.99               $13.36         $13.42         $11.37
                                                  ======               ======         ======         ======
Total Return (%)(c) ....................           10.3                 14.5            9.3          (1.7)
Ratio of Operating Expenses to Average
  Net Assets (%)(d) ....................            0.93(b)              0.96           1.18           1.19
Ratio of Net Investment Income to
  Average
  Net Assets (%) .......................            8.75(b)              8.23           7.36           8.33
Portfolio Turnover Rate (%) ............              22                   52             37             33
Net Assets, End of the Period (000) ....         $36,939              $90,729       $144,706       $127,306

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A sales charge is not reflected in total return calculations. Periods less than one year are not computed on an annualized basis.
(d) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense
    limitations would have been (%) ....            1.58(b)              1.31             --             --

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------

                                                                          CLASS B
                                                -------------------------------------------------------------
                                                 MAY 1,(A)                         YEAR ENDED
                                                  THROUGH                          DECEMBER 31,
                                                DECEMBER 31,          ---------------------------------------
                                                   1995                 1996           1997           1998
                                                  ------               ------         ------         ------
Net Asset Value, Beginning of the Period          $12.50               $12.99         $13.36         $13.42
                                                  ------               ------         ------         ------
Income From Investment Operations
Net Investment Income ..................            0.68                 0.95           0.91           0.95
Net Realized and Unrealized Gain (Loss)
  on Investments .......................            0.49                 0.73           0.21          (1.30)
                                                  ------               ------         ------         ------
Total From Investment Operations .......            1.17                 1.68           1.12          (0.35)
                                                  ------               ------         ------         ------
Less Distributions
Dividends From Net Investment Income ...           (0.67)               (0.95)         (0.91)         (0.95)
Distributions in Excess of Net
  Investment Income ....................           (0.01)                0.00           0.00           0.00
Distributions From Net Realized Capital
  Gains ................................            0.00                (0.36)         (0.15)         (0.70)
Distributions in Excess of Net Realized
  Capital Gains ........................            0.00                 0.00           0.00          (0.05)
                                                  ------               ------         ------         ------
Total Distributions ....................           (0.68)               (1.31)         (1.06)         (1.70)
                                                  ------               ------         ------         ------
Net Asset Value, End of the Period .....          $12.99               $13.36         $13.42         $11.37
                                                  ======               ======         ======         ======
Total Return (%)(c) ....................            9.7                 13.7            8.5          (2.5)
Ratio of Operating Expenses to Average
  Net Assets (%)(d) ....................            1.68(b)              1.71           1.93           1.94
Ratio of Net Investment Income to
  Average
  Net Assets (%) .......................            8.00(b)              7.48           6.61           7.58
Portfolio Turnover Rate (%) ............              22                   52             37             33
Net Assets, End of the Period (000) ....         $38,767              $93,408       $146,083       $134,049

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not computed on an annualized basis.
(d) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense
    limitations would have been (%) ....            2.33(b)              2.06             --             --

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------

                                                                          CLASS C
                                                -------------------------------------------------------------
                                                 MAY 1,(A)                         YEAR ENDED
                                                  THROUGH                          DECEMBER 31,
                                                DECEMBER 31,          ---------------------------------------
                                                   1995                 1996           1997           1998
                                                  ------               ------         ------         ------
Net Asset Value, Beginning of the Period          $12.50               $12.99         $13.35         $13.41
                                                  ------               ------         ------         ------
Income From Investment Operations
Net Investment Income ..................            0.67                 0.95           0.91           0.95
Net Realized and Unrealized Gain (Loss)
  on Investments .......................            0.49                 0.72           0.21          (1.30)
                                                  ------               ------         ------         ------
Total From Investment Operations .......            1.16                 1.67           1.12          (0.35)
                                                  ------               ------         ------         ------
Less Distributions
Dividends From Net Investment Income ...           (0.66)               (0.95)         (0.91)         (0.95)
Distributions in Excess of Net
  Investment Income ....................           (0.01)                0.00           0.00           0.00
Distributions From Net Realized Capital
  Gains ................................            0.00                (0.36)         (0.15)         (0.70)
Distributions in Excess of Net Realized
  Capital Gains ........................            0.00                 0.00           0.00          (0.05)
                                                   -----                -----          -----          -----
Total Distributions ....................           (0.67)               (1.31)         (1.06)         (1.70)
                                                  ------               ------         ------         ------
Net Asset Value, End of the Period .....          $12.99               $13.35         $13.41         $11.36
                                                  ======               ======         ======         ======
Total Return (%)(c) ....................            9.7                 13.6            8.5          (2.5)
Ratio of Operating Expenses to Average
  Net Assets (%)(d) ....................            1.68(b)              1.71           1.93           1.94
Ratio of Net Investment Income to
  Average
  Net Assets (%) .......................            8.00(b)              7.48           6.61           7.58
Portfolio Turnover Rate (%) ............              22                   52             37             33
Net Assets, End of the Period (000) ....         $12,252              $31,746        $56,515        $45,457


(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense
    limitations would have been (%) ....            2.33(b)              2.06             --             --

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1998

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks high current income with a secondary objective of capital growth. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. At December 31, 1998, there were no Class Y shares outstanding. Expenses of the Fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Interest income is decreased by the amortization of acquisition premium on original issue discount securities. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities, foreign currency transactions and defaulted bond income for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

G. ORGANIZATION EXPENSE. Costs incurred in 1995 in connection with the Fund's organization and initial registration amounting to $67,920 were paid by the Fund and are being amortized over 60 months beginning May 1, 1995.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998 purchases and sales of securities (excluding short-term investments) were as follows:

               PURCHASES                                 SALES
  ---------------------------------        --------------------------------
  U.S. GOVERNMENT          OTHER           U.S. GOVERNMENT        OTHER
  ---------------      ------------        ---------------     ------------
     $1,128,789        $110,362,795          $1,098,367        $122,828,316

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets and 0.60% of such assets in excess of $200 million. NEFM pays the Fund's investment subadviser, Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.35% of the first $200 million of the Fund's average daily net assets and 0.30% of such assets in excess of $200 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Loomis Sayles under the management agreement in effect during the year ended December 31, 1998 are as follows:

          FEES EARNED
          -----------
          $1,021,343                NEFM
           1,121,343                Loomis Sayles

The effective management fee for the year ended December 31, 1998 was 0.63%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998, these expenses amounted to $72,358 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. The Fund paid NEFSCO $347,007 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $7,078 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $354,155 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect.


Under the Class B and Class C Plans, the Fund pays New England Funds a monthlyservice fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998 the Fund paid New England Funds $364,728 and $132,238 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $1,094,184 and $396,716 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the year ended December 31, 1998 amounted to $1,180,687.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, Nvest, NEFSCO or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                          $1,833
Meeting Fee                                                 152/meeting
Annual Committee Member Retainer                            275
Annual Committee Chairman Retainer                          183

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                                      YEAR ENDED                   YEAR ENDED
                                                                   DECEMBER 31, 1997            DECEMBER 31, 1998
                                                               --------------------------   ---------------------------
CLASS A                                                           SHARES        AMOUNT         SHARES         AMOUNT
-------                                                        ------------   -----------   ------------   ------------
Shares sold ................................................     5,039,803    $68,493,945      2,527,016    $33,012,617
Shares issued in connection with the reinvestment of:
  Dividends from net investment income .....................       517,494      7,047,095        703,147      8,857,133
  Distributions from net realized gain .....................        97,740      1,309,719        612,878      6,901,830
                                                               -----------    -----------    -----------    -----------
                                                                 5,655,037     76,850,759      3,843,041     48,771,580
Shares repurchased .........................................    (1,666,237)   (22,751,600)    (3,427,400)   (43,428,129)
                                                               -----------    -----------    -----------    -----------
Net increase (decrease) ....................................     3,988,800    $54,099,159        415,641    $ 5,343,451
                                                               -----------    -----------    -----------    -----------

                                                                      YEAR ENDED                   YEAR ENDED
                                                                   DECEMBER 31, 1997            DECEMBER 31, 1998
                                                               --------------------------   ---------------------------
CLASS B                                                           SHARES        AMOUNT         SHARES         AMOUNT
-------                                                        ------------   -----------   ------------   ------------
Shares sold ................................................     4,854,294    $65,930,219      2,527,458    $33,025,825
Shares issued in connection with the reinvestment of:
  Dividends from net investment income .....................       377,086      5,134,666        548,291      6,885,038
  Distributions from net realized gain .....................        85,267      1,142,583        559,975      6,306,064
                                                               -----------    -----------    -----------    -----------
                                                                 5,316,647     72,207,468      3,635,724     46,216,927
Shares repurchased .........................................    (1,425,292)   (19,424,611)    (2,729,921)   (34,472,473)
                                                               -----------    -----------    -----------    -----------
Net increase (decrease) ....................................     3,891,355    $52,782,857        905,803    $11,744,454
                                                               -----------    -----------    -----------    -----------

                                                                      YEAR ENDED                   YEAR ENDED
                                                                   DECEMBER 31, 1997            DECEMBER 31, 1998
                                                               --------------------------   ---------------------------
CLASS C                                                           SHARES        AMOUNT         SHARES         AMOUNT
-------                                                        ------------   -----------   ------------   ------------
Shares sold ................................................     2,819,189    $38,469,852        923,901    $12,215,377
Shares issued in connection with the reinvestment of:
  Dividends from net investment income .....................       169,498      2,307,708        239,281      3,016,047
  Distributions from net realized gain .....................        38,142        510,720        214,637      2,414,955
                                                               -----------    -----------    -----------    -----------
                                                                 3,026,829     41,288,280      1,377,819     17,646,379
Shares repurchased .........................................    (1,190,946)   (16,244,021)    (1,589,737)   (20,314,249)
                                                               -----------    -----------    -----------    -----------
Net increase (decrease) ....................................     1,835,883    $25,044,259       (211,918)   $(2,667,870)
                                                               -----------    -----------    -----------    -----------
Increase (decrease) derived from  capital
  shares transactions ......................................     9,716,038    $131,926,275     1,109,526    $14,420,035
                                                               ===========    ===========    ===========    ===========

5. LINE OF CREDIT. The Fund along with the other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 5, 1998. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.07% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 1998.

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and the Shareholders of NEW ENGLAND STRATEGIC INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Strategic Income Fund (the "Fund"), a series of New England Funds Trust I, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

-------------------------------------------------------------------------------

                      NEW ENGLAND MUNICIPAL INCOME FUND

                      SUPPLEMENT DATED JANUARY 18, 1999
   TO NEW ENGLAND BOND FUNDS CLASS A, B AND C PROSPECTUS DATED MAY 1, 1998

Effective January 1999, James S. Welch has replaced Nathan R. Wentworth as portfolio manager of New England Municipal Income Fund. Mr. Welch is a Senior Vice President of Back Bay Advisors and has been employed by the firm for over five years. He also serves as the portfolio manager of New England Intermediate Term Tax Free Fund of California, New England Massachusetts Tax Free Income Fund and New England Tax Free Income Fund of New York and as co-portfolio manager of New England Limited Term U.S. Government Fund.


                    NEW ENGLAND GOVERNMENT SECURITIES FUND
                                     AND
                NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND

                    SUPPLEMENT DATED FEBRUARY 12, 1999 TO
      NEW ENGLAND BOND FUNDS CLASS A, B AND C SHARES AND CLASS Y SHARES
                        PROSPECTUSES DATED MAY 1, 1998

The following supplements the third paragraph in the "Fund Management" section of each Prospectus:


Effective immediately, Joel A. Damiani acts as lead portfolio manager and Scott A. Millimet acts as co-portfolio manager of the Government Securities Fund, and Mr. Millimet acts as lead portfolio manager and Mr. Damiani acts as co-portfolio manager of the Limited Term U.S. Government Fund.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

                        NEW ENGLAND STRATEGIC INCOME FUND

                        NEW ENGLAND STRATEGIC INCOME FUND

                                NEW ENGLAND FUNDS

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

             To learn more, and for a free prospectus, contact your
                           financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains
          information about distribution charges, management and other items of interest. Investors are advised to read the
                     prospectus carefully before investing.

                New England Funds, L.P., and other firms selling
       shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD).
    As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by
                    visiting their Web site at www.NASDR.com.

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